                                                                    EXHIBIT 99.1

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                        IMC HOME EQUITY LOAN TRUST 1997-7

                                   DISCLAIMER





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The information included herein is produced and provided exclusively by
PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-7, and not by or as agent for IMC Mortgage Company, L.P. (collectively, the "Seller and Servicer"), IMC Securities, Inc. (the "Depositor") or any of their affiliates. None of the Depositor, the Seller or the Servicer has prepared, reviewed or participated in the preparation hereof and is not responsible for the accuracy hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor, Seller and Servicer. PW makes no representations as to the accuracy of such information provided by the Depositor, Seller and Servicer.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
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                                  PAINEWEBBER

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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    THE INFORMATION CONTAINED HEREIN WELL BE SUPERSEDED BY THE DESCRIPTION OF
             THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
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FIXED RATE HOME EQUITY LOANS
Approximate characteristics of the pool of Home Equity Loans identified as of 11/18/97. Home Equity Loans equal to approximately $620 million will be delivered on the Closing Date:


TOTAL NUMBER OF LOANS:                                                   8,056

TOTAL OUTSTANDING LOAN BALANCE: (@ 11/1/97)                       $454,953,346*
    BALLOON (% OF TOTAL):                                               40.22%
    LEVEL PAY (% OF TOTAL):                                             59.78%
AVERAGE LOAN PRINCIPAL BALANCE:                                        $56,474                ($4,981 to $214,144)
WEIGHTED AVERAGE CLTV:                                                  75.88%                (2.00% to 100.00%)
% OF POOL WITH LTVS GREATER THAN 90%:                                    1.90%
WEIGHTED AVERAGE COUPON:                                                11.38%                (6.50% to 24.00%)
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):                      233                (19 to 360)
WEIGHTED AVERAGE SEASONING (MONTHS):                                         2                (0 to 67)
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                   235                (48 to 360)
RANGE OF ORIGINAL TERMS:                                                LEVEL PAY                       BALLOON
                                                                 -------------------------    ---------------------------
                                                                     Up to 60:    0.12%             Up to 60:  0.17%
                                                                     61 - 120:    1.90%             61 - 120:  0.26%
                                                                    121 - 180:   18.01%            121 - 180: 39.78%
                                                                    181 - 240:   11.83%            181 - 240:  0.01%
                                                                    241 - 300:    0.48%
                                                                    301 - 360:   27.44%

LIEN POSITION:                                            1st Lien:        89.17%
                                                          2nd Lien:        10.83%

PROPERTY TYPE:                              Single Family Detached:        89.94%
                                            Single Family Attached:         0.29%
                                                        2-4 Family:         7.51%
                                             Condominium/Townhouse:         1.28%
                                                             Other:         0.98%

OCCUPANCY STATUS:                                   Owner Occupied:        92.25%
                                                Non-Owner Occupied:         7.75%

GEOGRAPHIC DISTRIBUTION:                                                      NY:         15.98%
(states not listed individually account                                       FL:          9.22%               IL:      5.73%
for less than 5.00% of the Mortgage                                           PA:          5.86%
Loan principal balance)                                                       MD:          6.86%

CREDIT QUALITY:                                                                A:         52.41%
(per IMC's guidelines)                                                         B:         25.05%
                                                                               C:         18.61%
                                                                               D:          3.93%

* BALANCES ARE A SUBSET OF THE FINAL POOL. A LARGER PERCENTAGE OF THE FINAL POOL WILL BE DISCLOSED IN THE PROSPECTUS SUPPLEMENT FOR THIS OFFERING AND HOME EQUITY LOANS OF APPROXIMATELY $620 MILLION WILL BE DELIVERED ON THE CLOSING DATE.

--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PAINEWEBBER                   2

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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                   $775,000,000 OFFERING AMOUNT (APPROXIMATE)
                                FSA BOND INSURED

TITLE OF SECURITIES:                      IMC Home Equity Loan Trust 1997-7
SELLER AND SERVICER:                      IMC Mortgage Company, L.P.
                                          Headquartered in Tampa, FL
DEPOSITOR:                                IMC Securities, Inc.

LEAD UNDERWRITER:                         PAINEWEBBER INCORPORATED
CO-UNDERWRITERS:                          Bear, Stearns and Co. Inc.
                                          Morgan Stanley Dean Witter
                                          Merrill Lynch & Co.

TRUSTEE:                                  The Chase Manhattan Bank




TRANSACTION SUMMARY(a)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Estimated         Estimated      Estimated
                                                          WAL            Principal      Principal                        Expected
                     Approximate                        To Call           Lockout        Window           Stated         Ratings
   CERTIFICATE          Size            Coupon          (Years)           (Years)       (Years)          Maturity     (Moody's/S&P)
------------------------------------------------------------------------------------------------------------------------------------
Class A-1          $255,140,000       Floating(b)        0.85               None         1.58           August 2012     Aaa / AAA

CLASS A-2          $112,820,000          Fixed           2.00               1.50         0.92         November 2012     Aaa / AAA

CLASS A-3          $120,840,000          Fixed           3.00               2.33         1.33         February 2013     Aaa / AAA

CLASS A-4          $ 44,310,000          Fixed           4.00               3.58         0.75           August 2015     Aaa / AAA

CLASS A-5          $ 71,100,000          Fixed           5.00               4.25         1.58          January 2021     Aaa / AAA

CLASS A-6          $ 61,770,000          Fixed           7.00               5.75         2.42            March 2025     Aaa / AAA

CLASS A-7          $ 54,775,000          Fixed           8.15               8.08         0.08         February 2029     Aaa / AAA

CLASS A-8          $ 54,245,000        Fixed/NAS         6.32               3.00         5.17         February 2029     Aaa / AAA

CLASS A-9IO        $ 54,245,000(c)       Fixed           N/A                N/A          N/A          November 2000     Aaa / AAA

------------------------------------------------------------------------------------------------------------------------------------


NOTES:     (a)                 100% Prepayment Assumption: 4.0% CPR in month 1,
                               and an additional 1.818% per annum in each month thereafter until month 12. On and after month
                               12, 24% CPR.  Run to 10% Call.
           (b)                 The lesser of (i) One-Month LIBOR plus 0.__ % and
                               (ii) the weighted average Coupon Rate of the Home
                               Equity Loans, less 0.62375% per annum.
           (c)                 Notional Balance based on the Class A-8 Principal
                               Balance for the first 36 payments and 0 for each payment thereafter.






--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER                   3

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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PREPAYMENT PRICING
SPEED ASSUMPTION:                    4% CPR, increasing to 24% CPR over 12
                                     months

PAYMENT DATE:                        The 20th day of each month (or the next
                                     Business Day thereafter) commencing on
                                     December 22, 1997.

CLOSING DATE:                        On or about November 25, 1997

CLEAN-UP CALL:                       The first Monthly Remittance Date on
                                     which the aggregate Loan Balance of the
                                     Home Equity Loans has declined to less than 10% of the aggregate Loan Balance as of the Cut-Off Date.

PAYMENT DELAY:                       With the exception of the Class A-1
                                     Certificates, 19 days.
                                     With respect to the Class A-1 Certificates,
                                     0 days.

INTEREST ACCRUAL PERIOD:             With the exception of the Class
                                     A-1 Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

                                     With respect to any Payment Date, the Class
                                     A-1 Certificates will be entitled to
                                     interest accrued from and including the
                                     preceding Payment Date (or from the
                                     Settlement Date in the case of the first
                                     Payment Date) to and including the day
                                     prior to the current Payment Date (the
                                     "Class A-1 Accrual Period") at the Class
                                     A-1 Certificate Interest Rate on the
                                     aggregate principal balance of the Class
                                     A-1 Certificates on an actual/360-day
                                     basis.

                                     The "Class A-1 Certificate Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0.__% per annum and (y) the weighted average Coupon Rate of Home Equity Loans, less 0.62375% per annum (the rate described in the clause (y), the "Available Funds Cap").

                                     The coupon of each Class of Certificates will increase by [0.50%] after the first date on which the deal is callable.

--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER                   4

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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CREDIT ENHANCEMENT:                  Credit enhancement with respect to
                                     the Certificates will be provided by
                                     (a) the overcollateralization mechanics
                                     which utilize the excess interest created by the internal cashflows of the pool, and (b) the Financial Security
                                     Assurance, Inc.("FSA") Insurance Policy.

                                     Excess Spread. The weighted average Coupon
                                     Rate of the Home Equity Loans is generally expected to be higher than the sum of (a) the servicing fee, (b) the weighted average interest rate of the Bonds, (c) the trustee fee and (d) the Premium Amount.

                                     Overcollateralization: Excess spread will be applied, to the extent available, to make accelerated payments or distributions of principal to the securities then entitled to receive payments or distributions of principal; such application will cause the aggregate principal balance of the Bonds to amortize more rapidly than the Home Equity Loans, resulting in overcollateralization. Prior to the overcollateralization step down date, overcollateralization is expected to build to [2.0]% of the sum of (i) the Initial Pool Principal Balance, (ii) the Cut-off Date Principal Balance of each Subsequent Home Equity Loan and (iii) the amount, if any, on deposit in the Pre-funding Account (net of investment income) (the "Assumed Pool Principal Balance"). On or after the overcollateralization step down date, overcollateralization will be permitted to decrease to an amount equal to [4.0]% of the then outstanding aggregate unpaid principal balance of the Home Equity Loans (the "Pool Principal Balance"), subject to a floor of [0.5]% of the Assumed Pool Principal Balance.

                                     FSA Insurance Policy: FSA (the "Certificate
                                     Insurer") will unconditionally and
                                     irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Certificate principal balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of A-1 coupon above the Available Funds Cap. The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.

--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER                   5

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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
CUT-OFF DATE:                     November 1, 1997 (close of business)

APPROXIMATE SUMMARY OF
POOL BALANCES:                    $454,953,346    Identified as of 11/18/97
                                                  (described on page 2)
                                  $500,000,000    To be identified for inclusion in
                                                  Prospectus Supplement (as of
                                                  Statistical Calculation Date)
                                  $620,000,000    To be delivered on the Closing Date
                                  $155,000,000    Pre-Funding Amount
                                  $775,000,000    Final Pool Balance

STATISTICAL CALCULATION DATE:     November 1, 1997 (close of business)

PRE-FUNDING ACCOUNT               On the Closing Date, approximately
                                  $155,000,000 will be deposited in an account
                                  (the "Pre-Funding Account") and will be used
                                  to acquire Subsequent Loans. The
                                  "Pre-Funding Period" is the period commencing on
                                  the Closing Date and ending generally on the
                                  earlier to occur of (i) the date on which
                                  the amount on deposit in the Pre-Funding
                                  Account is less than $100,000 and (ii)
                                  February 15, 1998.

OFFERING AMOUNT:                  Approximately $775,000,000

FORM OF OFFERING:                 Book-Entry form, same-day funds
                                  through DTC, Euroclear, and CEDEL.

DENOMINATIONS:                    Minimum denominations of $25,000 and
                                  multiples of $1,000 thereafter.

SERVICING/OTHER FEES:             The collateral is subject to certain
                                  fees, including a servicing fee of 0.50% per
                                  annum payable monthly, Certificate Insurer
                                  fees, and trustee fees.

ADVANCING BY SERVICER:            The Servicer is required to advance from its
                                  own funds any delinquent payment of interest
                                  (not principal) unless such interest is
                                  deemed to be non-recoverable (the
                                  "Delinquency Advances").

FEDERAL TAX ASPECTS:              The trust, exclusive of the
                                  Pre-funding account and the Capitalized
                                  Interest account, will consist of two
                                  segregated asset pools, (the "Upper-Tier
                                  REMIC" and the "Lower-Tier REMIC"). Each
                                  class of the Offered Certificates will be
                                  designated as a "regular interest" in the
                                  Upper-Tier REMIC.

ERISA CONSIDERATIONS:             The Certificates may be purchased by employee
                                  benefit plans that are subject to ERISA.

SMMEA ELIGIBILITY:                The Certificates will NOT constitute
                                  "mortgage-related securities" for
                                  purposes of SMMEA.

--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER                   6

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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BOND SENSITIVITY TO PREPAYMENTS

CLASS A-1 (TO CALL)

-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                             8.22          1.44           1.06          0.85           0.72          0.63
Years to First
Principal Payment                                0.08          0.08           0.08          0.08           0.08          0.08
Years to Last
Principal Payment                               14.17          2.92           2.08          1.58           1.33          1.17
Principal Window
(years)                                         14.17          2.92           2.08          1.58           1.33          1.17



CLASS A-2 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            14.56          3.76           2.60          2.00           1.63          1.38
Illustrative Yield @
Par (30/360)                                     6.48%         6.41%          6.37%         6.33%          6.29%         6.25%
Modified Duration
(years)                                          9.19          3.24           2.32          1.82           1.50          1.28
Years to First
Principal Payment                                4.17          2.92           2.08          1.58           1.33          1.17
Years to Last
Principal Payment                               14.75          4.67           3.17          2.42           2.00          1.67
Principal Window
(years)                                          0.67          1.83           1.17          0.92           0.75          0.58



CLASS A-3 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            14.83          5.92           4.00          3.00           2.39          2.00
Illustrative Yield @
Par (30/360)                                     6.52%         6.49%          6.46%         6.43%          6.40%         6.37%
Modified Duration
(years)                                          9.27          4.77           3.42          2.64           2.15          1.82
Years to First
Principal Payment                               14.75          4.67           3.17          2.42           2.00          1.67
Years to Last
Principal Payment                               14.92          7.50           5.00          3.67           2.92          2.42
Principal Window
(years)                                          0.25          2.92           1.92          1.33           1.00          0.83



CLASS A-4 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            15.57          8.35           5.39          4.00           3.12          2.55
Illustrative Yield @
Par (30/360)                                     6.65%         6.64%          6.61%         6.59%          6.56%         6.54%
Modified Duration
(years)                                          9.45          6.23           4.40          3.41           2.74          2.28
Years to First
Principal Payment                               14.92          7.50           5.00          3.67           2.92          2.42
Years to Last
Principal Payment                               17.00          9.17           5.92          4.33           3.42          2.75
Principal Window
(years)                                          2.17          1.75           1.00          0.75           0.58          0.42



--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
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                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER                   7

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

CLASS A-5 (TO CALL)

-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            19.46           10.63         6.95          5.00           3.89          3.12
Illustrative Yield @
Par (30/360)                                     6.75%           6.74%        6.72%         6.70%          6.68%         6.66%
Modified Duration
(years)                                         10.55            7.37         5.38          4.12           3.32          2.73
Years to First
Principal Payment                               17.00            9.17         5.92          4.33           3.42          2.75
Years to Last
Principal Payment                               22.50           12.25         8.42          5.83           4.50          3.58
Principal Window
(years)                                          5.58            3.17         2.58          1.58           1.17          0.92



CLASS A-6 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            24.70          13.70          9.86          7.00           5.23          4.16
Illustrative Yield @
Par (30/360)                                     6.88%          6.86%         6.85%         6.84%          6.82%         6.80%
Modified Duration
(years)                                         11.61           8.64          6.96          5.39           4.26          3.51
Years to First
Principal Payment                               22.50          12.25          8.42          5.83           4.50          3.58
Years to Last
Principal Payment                               25.75          14.50         10.75          8.17           6.25          4.83
Principal Window
(years)                                          3.33           2.33          2.42          2.42           1.83          1.33



CLASS A-7 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            25.74           14.49        10.74          8.15           6.48          5.26
Illustrative Yield @
Par (30/360)                                     7.07%           7.06%        7.05%         7.04%          7.03%         7.01%
Modified Duration
(years)                                         11.59            8.83         7.32          6.02           5.05          4.26
Years to First
Principal Payment                               25.75           14.50        10.75          8.17           6.25          4.83
Years to Last
Principal Payment                               25.75           14.50        10.75          8.17           6.50          5.33
Principal Window
(years)                                          0.08            0.08         0.08          0.08           0.33          0.58



CLASS A-8 NAS BOND (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            11.84           7.78          6.95          6.32           5.59          4.87
Illustrative Yield @
Par (30/360)                                     6.72%          6.70%         6.69%         6.69%          6.68%         6.67%
Modified Duration
(years)                                          7.82           5.78          5.33          4.96           4.50          4.03
Years to First
Principal Payment                                3.08           3.08          3.08          3.08           3.08          3.08
Years to Last
Principal Payment                               25.75          14.50         10.75          8.17           6.50          5.33
Principal Window
(years)                                         22.75          11.50          7.75          5.17           3.50          2.33


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PAINEWEBBER                   8

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

CLASS A-6 (TO MATURITY)

-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            24.88          13.73         10.00          7.06           5.23          4.16
Illustrative Yield @
Par (30/360)                                     6.88%          6.87%         6.86%         6.84%          6.82%         6.80%
Modified Duration
(years)                                         11.64           8.65          7.02          5.42           4.26          3.51
Years to First
Principal Payment                               22.50          12.25          8.42          5.83           4.50          3.58
Years to Last
Principal Payment                               26.83          14.75         11.83          8.92           6.25          4.83
Principal Window
(years)                                          4.42           2.58          3.50          3.17           1.83          1.33



CLASS A-7 BOND (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            28.21          16.87         14.11          11.44          8.93          6.78
Illustrative Yield @
Par (30/360)                                     7.09%          7.10%         7.14%          7.16%         7.15%         7.12%
Modified Duration
(years)                                         11.97           9.55          8.67           7.58          6.36          5.16
Years to First
Principal Payment                               26.83          14.75         11.83           8.92          6.25          4.83
Years to Last
Principal Payment                               29.50          24.92         19.08          15.08         14.00         11.58
Principal Window
(years)                                          2.75          10.25          7.33           6.25          7.83          6.83*


* Indicates an interruption in receipt of principal


CLASS A-8 NAS BOND (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            11.84          7.78           7.00          6.47           6.08          5.77
Illustrative Yield @
Par (30/360)                                     6.72%         6.70%          6.70%         6.70%          6.72%         6.75%
Modified Duration
(years)                                          7.82          5.79           5.35          5.04           4.79          4.60
Years to First
Principal Payment                                3.08          3.08           3.08          3.08           3.08          3.08
Years to Last
Principal Payment                               29.25         23.00          17.58         14.75          13.75         11.42
Principal Window
(years)                                         26.25         20.00          14.58         11.75          10.75          8.42



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